Exhibit 10.17

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

      This Eighth Amendment to Amended and Restated Credit Agreement (this "Amendment") is dated as of July 30, 1999 and is made by and among CLIFFWOOD OIL & GAS CORP., CLIFFWOOD ENERGY COMPANY and CLIFFWOOD PRODUCTION CO. (the "Borrowers"), COMERICA BANK-TEXAS, as Agent for itself and certain other lenders (in such capacity, the "Agent") and as a Lender (as defined in the Agreement described below) and FIRST UNION NATIONAL BANK, as a Lender.

                               R E C I T A L S:

      WHEREAS, Borrowers, Agent and certain Lenders are party to the Amended and Restated Credit Agreement dated as of August 1, 1997 (as amended through the date hereof and as it may be further amended, extended, renewed or restated from time to time, the "Agreement") pursuant to which Lenders made a revolving line of credit available to Borrowers under the terms and provisions stated therein; and

      WHEREAS, Borrowers, Agent and Lenders desire to amend the Agreement in connection with, among other things, redetermination the Borrowing Base;

      NOW, THEREFORE, in consideration of the premises herein contained, the covenants and agreements set forth below and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 DEFINITIONS AND TERMS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby, and all references to "Sections," "clauses," "Articles" and "Exhibits" are references to the Agreement's sections, clauses, articles and exhibits.

                                   ARTICLE II

                                   AMENDMENTS



      Section 2.1 AMENDMENT TO SECTION 1.1. The definition of EBITDA found in
Section 1.1 is amended by deleting therefrom the words "NET OF" and inserting in lieu thereof the word "PLUS."

      Section 2.2 AMENDMENTS TO SECTION 2.1. Section 2.8(a) is amended in its entirety to read as follows:

EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 1
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            "The Borrowing Base is acknowledged by the Borrowers, the Agent and the Lenders to be $36,000,000. Commencing on October 1, 1999, and continuing thereafter on the first day of each month until the next redetermination of the Borrowing Base and the amount by which the Borrowing Base shall be reduced are orally communicated to the Borrowers pursuant to Section 2.8(c), the amount of the Borrowing Base shall be reduced monthly by the amount of $500,000 (the "Commitment Reduction Schedule")."

                                   ARTICLE III

              CONDITIONS PRECEDENT AND EFFECTIVENESS OF INCREASES

      Section 3.1 CONDITIONS PRECEDENT. This Amendment shall be effective upon satisfaction of the following conditions precedent:

            (a) The Agent shall have received, reviewed, and approved the following documents and other items, appropriately executed and acknowledged when necessary, all in form and substance satisfactory to the
      Agent:

                  (i) multiple counterparts of this Amendment, as requested by the Agent;

                  (ii)  Amended and Restated Guaranty Agreement; and

                  (iii) such other agreements, documents, instruments, opinions, certificates, waivers, consents and evidence as the Agent and the Lenders may require.

            (b) The Agent shall have received Deeds of Trust covering the new Mortgaged Properties described on Schedule 3.1(b) to this Amendment.

                                   ARTICLE IV

                                  MISCELLANEOUS

      Section 4.1 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. Borrowers, Agent and Lenders agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

      Section 4.2 REFERENCE TO THE AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 2
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      Section 4.3 EXPENSES OF AGENT, ETC. As provided for in the Agreement, each
Borrower agrees, jointly and severally, to pay on demand all reasonable cost and expenses incurred by Agent in connection with the preparation, negotiation, execution of this Amendment, and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto including, without limitation, the reasonable cost of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents.

      Section 4.4 SEVERABILITY. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

      Section 4.5 APPLICABLE LAW. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas.

      Section 4.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall enure to the benefit of Agent, Lenders and Borrowers and their respective successors and assigns.

      Section 4.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

      Section 4.8 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 4.9 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.

EIGHTH AMENDMENT TO CREDIT AGREEMENT - Page 3
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EXECUTED as of the day and year first above written.



                                    CLIFFWOOD OIL & GAS CORP.,
                                    as a BORROWER


                                    By:_________________________________
                                        Frank A. Lodzinski
                                        President


                                    CLIFFWOOD ENERGY COMPANY,
                                    as a BORROWER


                                    By:_________________________________
                                        Frank A. Lodzinski
                                        President


                                    CLIFFWOOD PRODUCTION CO.,
                                    as a BORROWER


                                    By:_________________________________
                                        Frank A. Lodzinski
                                        President

SEVENTH AMENDMENT TO CREDIT AGREEMENT - SIGNATURE PAGE 1 OF 2
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                                    COMERICA BANK-TEXAS,
                                    as AGENT and a LENDER


                                    By:_________________________________
                                        James W. Kimble
                                        Vice President

                                    FIRST UNION NATIONAL BANK,
                                    as a LENDER


                                    By:_________________________________
                                        Jay M. Chernosky
                                        Senior Vice President

SEVENTH AMENDMENT TO CREDIT AGREEMENT - SIGNATURE PAGE 2 OF 2